Fixed Assets - Schedule of Fixed Assets (Details) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Total	$ 386,379	$ 359,752
Less: Accumulated depreciation and amortization	(277,210)	(213,256)
Fixed assets, net	109,169	146,496
Computer Equipment [Member]
Total	27,320	22,924
Warehouse and Refrigeration Equipment [Member]
Total	157,839	135,607
Leasehold Improvements [Member]
Total	26,600	26,600
Automobile [Member]
Total	$ 174,620	$ 174,621